Exhibit 99.1

Ooma Reports Fiscal First Quarter 2026 Financial Results

Sunnyvale, Calif., May 28, 2025 -- Ooma, Inc. (NYSE: OOMA), a provider of advanced communications services for businesses and consumers, today released financial results for the fiscal first quarter ended April 30, 2025.

First Quarter Fiscal 2026 Financial Highlights:

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Revenue: Total revenue was $65.0 million, up 4% year-over-year. Subscription and services revenue increased to $60.3 million from $58.4 million in the first quarter of fiscal 2025, and was 93% of total revenue, primarily driven by the growth of Ooma Business.
•
Net Income/Loss: GAAP net loss was $0.1 million, or $0.01 per basic and diluted share, compared to GAAP net loss of $2.1 million, or $0.08 per basic and diluted share, in the first quarter of fiscal 2025. Non-GAAP net income was $5.6 million, or $0.20 per diluted share, compared to non-GAAP net income of $3.6 million, or $0.14 per diluted share in the prior year period.
•
Adjusted EBITDA: Adjusted EBITDA was $6.7 million, compared to $5.0 million in the first quarter of fiscal 2025.

For more information about non-GAAP net income and Adjusted EBITDA, see the section below titled "Non-GAAP Financial Measures" and the reconciliation provided in this release.

“Ooma delivered a solid Q1, with $65.0 million in revenue and $5.6 million of non-GAAP net income,” said Eric Stang, chief executive officer of Ooma. “Our results included 48% year over year growth of non-GAAP EPS and 33% year over year growth of adjusted EBITDA. We achieved these results while continuing to invest in and expand our small business UCaaS, AirDial POTS replacement, and 2600Hz wholesale solutions. We were particularly pleased in the quarter by strong partner additions, bringing our number of AirDial resellers to more than 30, and by four new customer wins for 2600Hz.”

Business Outlook:

For the second quarter of fiscal 2026, Ooma expects:

•
Total revenue in the range of $65.5 million to $66.1 million.
•
GAAP net income in the range of $0.2 million to $0.5 million and GAAP net income per share in the range of $0.01 to $0.02.
•
Non-GAAP net income in the range of $5.6 million to $5.9 million and non-GAAP net income per share in the range of $0.20 to $0.21.

For the full fiscal year 2026, Ooma expects:

•
Total revenue in the range of $267 million to $270 million.
•
GAAP net income in the range of $0.6 million to $1.6 million, and GAAP net income per share in the range of $0.02 to $0.06.
•
Non-GAAP net income in the range of $22.5 million to $23.5 million, and non-GAAP net income per share in the range of $0.79 to $0.83.

The following is a reconciliation of GAAP net income to non-GAAP net income and GAAP basic and diluted net income per share to non-GAAP diluted net income per share guidance for the second fiscal quarter ending July 31, 2025 and the fiscal year ending January 31, 2026 (in millions, except per share data):

	Projected range
	Three Months Ending	Fiscal Year Ending
	July 31, 2025	January 31, 2026
	(unaudited)
GAAP net income	$0.2-$0.5	$0.6-$1.6
Stock-based compensation and related taxes	4.0	16.0
Amortization of intangible assets	1.4	5.6
Litigation costs	—	0.3
Non-GAAP net income	$5.6-$5.9	$22.5-$23.5

GAAP net income per share	$0.01-$0.02	$0.02-$0.06
Stock-based compensation and related taxes	0.14	0.56
Amortization of intangible assets	0.05	0.20
Litigation costs	—	0.01
Non-GAAP net income per share	$0.20-$0.21	$0.79-$0.83

Weighted-average number of shares used in per share amounts:
Basic	27.7	27.7
Diluted	28.2	28.4

Conference Call Information:

The company will host a conference call and live webcast for analysts and investors at 5:00 p.m., Eastern time on May 28, 2025. The news release with the financial results will be accessible from the company's website prior to the conference call.

To access the call by phone, please visit https://register-conf.media-server.com/register/BIfb03a602a2304b4bb130829d83087bc0 to register and receive the dial-in details. To avoid delays, Ooma encourages participants to dial into the conference call ten minutes ahead of the scheduled start time. For webcast listening, please visit Ooma’s Events & Presentations page https://investors.ooma.com/news-events/events-presentation for a link.

Following the call, an archived version of the webcast will be available on the Ooma investor relations site at https://investors.ooma.com for 12 months.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this press release and the accompanying tables contain certain non-GAAP financial measures, including: non-GAAP net income, non-GAAP net income per share, non-GAAP gross profit and gross margin, non-GAAP operating income, and Adjusted EBITDA. Adjusted EBITDA represents net income before interest and other income, income taxes, depreciation and amortization of capital expenditures, amortization of intangible assets, stock-based compensation and related taxes, litigation costs, restructuring costs and gain on note conversion.

Other non-GAAP financial measures exclude stock-based compensation expense and related taxes, amortization of intangible assets, certain non-recurring gains and charges, such as litigation costs, restructuring costs and gain on note conversion. Non-GAAP weighted-average diluted shares include the effect of potentially dilutive securities from the company’s stock-based benefit plans.

These non-GAAP financial measures are presented to provide investors with additional information regarding our financial results and core business operations. Ooma considers these non-GAAP financial measures to be useful measures of the operating performance of the company, because they contain adjustments for unusual events or factors that do not directly affect what management considers to be Ooma's core operating performance and are used by the company's management for that purpose. Management also believes that these non-GAAP financial measures allow for a better evaluation of the company's performance by facilitating a meaningful comparison of the company's core operating results in a given period to those in prior and future periods. In addition, investors often use similar measures to evaluate the operating performance of a company.

Non-GAAP financial measures are presented for supplemental informational purposes only to aid an understanding of the company's operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies. A limitation of the non-GAAP financial measures presented is that the adjustments relate to items that the company generally expects to continue to recognize. The adjustment of these items should not be construed as an inference that the adjusted gains or expenses are unusual, infrequent or non-recurring. Therefore, both GAAP financial measures of Ooma's financial performance and the respective non-GAAP measures should be considered together. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure in the tables below.

Disclosure Information

Ooma uses the investor relations section on its website as a means of complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Ooma's investor relations website in addition to following Ooma's press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts.

Legal Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995. In particular, the financial projections under “Business Outlook” and the statements contained in the quotations of our Chief Executive Officer may constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical facts and generally contain words such as "believes”, "expects”, "may”, "will”, "should”, "seeks”, "approximately”, "intends”, "plans”, "estimates”, "anticipates”, and other expressions that are predictions of or indicate future events. Although the forward-looking statements contained in this press release are based upon information available at the time the statements are made and reflect management's good faith beliefs, forward-looking statements inherently involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results. Important factors that could cause actual results to differ materially from expectations include, among others: our inability to attract new customers on a cost-effective basis; our inability to retain customers; failure to realize AirDial opportunities; intense competition; loss of key retailers and reseller partnerships; our inability to realize expected returns from our investments made in connection with our international operations and development of new product features; our ability to successfully integrate our acquisitions and to achieve their expected benefits; our reliance on vendors to manufacture the on-premise appliances and end-point devices we sell; our reliance on third parties for our network connectivity and co-location facilities; our reliance on third parties for some of our software development, quality assurance and operations; our reliance on third parties to provide the majority of our customer service and support representatives; and interruptions to our service. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law.

The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings which we make with the SEC from time to time, including the risk factors contained in our Annual Report on Form 10-K for the year ended January 31, 2025, filed with the SEC on April 1, 2025. The forward-looking statements in this press release are based on information available to Ooma as of the date hereof, and Ooma disclaims any obligation to update any forward-looking statements, except as required by law.

About Ooma, Inc.

Ooma (NYSE: OOMA) delivers phone, messaging, video and advanced communications services that are easy to implement and provide great value. Founded in 2003, the company offers Ooma Office for small to medium-sized businesses seeking enterprise-grade features designed for their needs; Ooma AirDial for any business looking to replace aging and increasingly expensive copper phone lines; Ooma 2600Hz for businesses that provide their own communications solutions built on an outsourced underlying platform; and Ooma Telo for residential consumers who value a landline experience at a more affordable price point. Ooma’s award-winning solutions power more than 1.2 million users today. Learn more at www.ooma.com in the United States or www.ooma.ca in Canada.

INVESTOR CONTACT:

Matthew S. Robison

Director of IR and Corporate Development

Ooma, Inc.

ir@ooma.com

(650) 300-1480

MEDIA CONTACT:

Mike Langberg

Director of Corporate Communications

Ooma, Inc.

press@ooma.com

(650) 566-6693

OOMA, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited, amounts in thousands)

	April 30,	January 31,
	2025	2025
Assets
Current assets:
Cash and cash equivalents	$18,988	$17,871
Accounts receivable, net	8,166	8,040
Inventories	14,141	13,068
Other current assets	16,007	17,198
Total current assets	57,302	56,177
Property and equipment, net	12,413	11,982
Operating lease right-of-use assets	14,862	15,311
Intangible assets, net	20,778	22,184
Goodwill	23,069	23,069
Other assets	20,346	20,472
Total assets	$148,770	$149,195

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$10,551	$6,007
Accrued expenses and other current liabilities	22,758	29,067
Deferred revenue	15,958	16,586
Total current liabilities	49,267	51,660
Long-term operating lease liabilities	11,773	12,234
Other liabilities	20	23
Total liabilities	61,060	63,917

Stockholders' equity:
Common stock	5	5
Additional paid-in capital	228,025	225,452
Accumulated deficit	(140,320)	(140,179)
Total stockholders' equity	87,710	85,278
Total liabilities and stockholders' equity	$148,770	$149,195

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, amounts in thousands, except share and per share data)

	Three Months Ended
	April 30, 2025	April 30, 2024
Revenue:
Subscription and services	$60,259	$58,389
Product and other	4,770	4,110
Total revenue	65,029	62,499

Cost of revenue:
Subscription and services	18,061	17,460
Product and other	6,759	6,924
Total cost of revenue	24,820	24,384
Gross profit	40,209	38,115

Operating expenses:
Sales and marketing	19,755	19,481
Research and development	12,442	13,793
General and administrative	8,069	7,578
Total operating expenses	40,266	40,852
Loss from operations	(57)	(2,737)
Interest and other income, net	163	923
Income (Loss) before income taxes	106	(1,814)
Income tax provision	(247)	(325)
Net loss per share of common stock:	$(141)	$(2,139)

Net loss per share of common stock:
Basic and diluted	$(0.01)	$(0.08)

Weighted-average shares of common stock outstanding:
Basic and diluted	27,445,911	26,224,396

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, amounts in thousands)

	Three Months Ended
	April 30, 2025	April 30, 2024
Cash flows from operating activities:
Net loss	$(141)	$(2,139)
Adjustments to reconcile net loss to net cash provided by operating activities:
Stock-based compensation expense	3,936	4,363
Depreciation and amortization of capital expenditures	944	1,035
Amortization of intangible assets	1,406	1,484
Amortization of operating lease right-of-use assets	792	783
Gain on note conversion	—	(980)
Other	38	38
Changes in operating assets and liabilities:
Accounts receivable, net	(126)	(969)
Inventories and deferred inventory costs	(1,045)	2,581
Prepaid expenses and other assets	1,251	482
Accounts payable, accrued expenses and other liabilities	(2,721)	(2,528)
Deferred revenue	(631)	(565)
Net cash provided by operating activities	3,703	3,585

Cash flows from investing activities:
Capital expenditures	(1,223)	(1,450)
Net cash used in investing activities	(1,223)	(1,450)

Cash flows from financing activities:
Proceeds from issuance of common stock	2,288	1,417
Shares repurchased for tax withholdings on vesting of restricted stock units	(1,448)	(740)
Payments for repurchases of common stock	(2,203)	—
Repayments of long-term debt	—	(4,500)
Net cash used in financing activities	(1,363)	(3,823)
Net increase (decrease) in cash, cash equivalents and restricted cash	1,117	(1,688)
Cash and cash equivalents, at beginning of period	17,871	17,536
Cash, cash equivalents and restricted cash, at end of period	$18,988	$15,848

OOMA, INC.

Reconciliation of Non-GAAP Financial Measures

(Unaudited, amounts in thousands, except percentages, share and per share data)

	Three Months Ended
	April 30, 2025	April 30, 2024
Revenue	$65,029	$62,499

GAAP gross profit	$40,209	$38,115
Stock-based compensation and related taxes	244	273
Amortization of intangible assets	708	787
Non-GAAP gross profit	$41,161	$39,175

Gross margin on a GAAP basis	62%	61%
Gross margin on a Non-GAAP basis	63%	63%

GAAP operating loss	$(57)	$(2,737)
Stock-based compensation and related taxes	4,068	4,508
Amortization of intangible assets	1,406	1,484
Litigation costs	307	—
Restructuring costs	—	710
Non-GAAP operating income	$5,724	$3,965

GAAP net loss	$(141)	$(2,139)
Stock-based compensation and related taxes	4,068	4,508
Amortization of intangible assets	1,406	1,484
Litigation costs	307	—
Restructuring costs	—	710
Gain on note conversion	—	(980)
Non-GAAP net income	$5,640	$3,583

GAAP diluted net loss per share	$(0.01)	$(0.08)
Stock-based compensation and related taxes	0.14	0.17
Amortization of intangible assets	0.05	0.06
Litigation costs	0.01	—
Restructuring costs	—	0.03
Gain on note conversion	—	(0.04)
Non-GAAP net income per diluted share	$0.20	$0.14

GAAP weighted-average basic shares	27,445,911	26,224,396
Non-GAAP weighted-average diluted shares	28,221,436	26,508,465

GAAP net loss	$(141)	$(2,139)
Reconciling items:
Interest and other (income) expense, net	(163)	57
Income tax provision	247	325
Depreciation and amortization of capital expenditures	944	1,035
Amortization of intangible assets	1,406	1,484
Stock-based compensation and related taxes	4,068	4,508
Litigation costs	307	—
Restructuring costs	—	710
Gain on note conversion	—	(980)
Adjusted EBITDA	$6,668	$5,000